EXHIBIT 10.1

AMENDMENT NO. 1 TO
COMMON STOCK PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) is made and entered into as of the 27th day of July, 2007 by and between Foldera, Inc., a Nevada corporation (the “Company”), and the undersigned purchaser (the “Purchaser”) of shares of Common Stock of the Company. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and the Purchasers entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) dated as of May 4, 2007.

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.    The definition of “Per Share Purchase Price“ contained in Section 1.1 of the Purchase Agreement is hereby amended by deleting “$0.60” and inserting in lieu thereof “$0.15”.

2.    Except as expressly amended by this Amendment, the parties agree that all other provisions of the Purchase Agreement remain unchanged and that the Purchase Agreement remains in full force and effect.

3.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Common Stock Purchase Agreement to be duly executed as of the date first written above.

FOLDERA, INC.

By:	/s/ Reid Dabney
Name: Reid Dabney
Title: Senior Vice President and Chief Financial Officer

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Portfolio Manager

LIST OF PURCHASERS

Names and Addresses of Purchasers	Number of Shares Purchased	Dollar Amount of Investment

INITIAL CLOSING:

Vision Opportunity Master Fund, Ltd	1,666,666	$1,000,000
20 W. 55th Street, 5th floor
New York, NY 10019
Fax: 212-867-1416
Attn: Adam Benowitz and
Antti Uusiheimala
E-mail: adam@visicap.com
antti@visicap.com

SECOND CLOSING:

Vision Opportunity Master Fund, Ltd	6,666,666	$1,000,000
20 W. 55th Street, 5th floor
New York, NY 10019
Fax: 212-867-1416
Attn: Adam Benowitz and
Antti Uusiheimala
E-mail: adam@visicap.com
antti@visicap.com